                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         STRATEGIC SOLUTIONS GROUP INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         STRATEGIC SOLUTIONS GROUP INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        STRATEGIC SOLUTIONS GROUP, INC.
                         1598 WHITEHALL ROAD, SUITE E
                           ANNAPOLIS, MARYLAND 21401
                            _______________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            _______________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Strategic Solutions Group, Inc. will be held at the office of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland, on Friday, August 18, 2000 at 10:00 A.M. for the following purposes:

     1.  To elect one (1) Class II Director.

     2. To approve the appointment of Grant Thornton L.L.P. as auditors for the fiscal year 2000.

     3. To transact such other business as may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on July 1, 2000 are entitled to notice of and to vote at said meeting and any adjournments thereof.

                                        By order of the Board of Directors,

                                        /s/ John J. Cadigan
                                        ------------------------------------
                                        John J. Cadigan
                                        Secretary

July 14, 2000
Annapolis, Maryland

________________________________________________________________________________
If you do not expect to be present at the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope.

                        STRATEGIC SOLUTIONS GROUP, INC.
                         1598 WHITEHALL ROAD, SUITE E
                           ANNAPOLIS, MARYLAND 21401
                          ___________________________

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                                August 18, 2000
                         -----------------------------

                              GENERAL INFORMATION

     The accompanying proxy is being solicited by the management of Strategic Solutions Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (hereinafter referred to as the "Meeting") to be held at the office of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland, on Thursday, August 18, 2000 at 10:00 A.M.

     This Proxy Statement and the accompanying form of proxy are being first mailed or given to the holders of the Company's Common Stock on or about July 14, 2000.

     At the Meeting, Stockholders of the Company will vote upon: (1) the election of one Class II Director; (2) the appointment of Grant Thornton L.L.P. as auditors for the fiscal year 2000; and (3) such other business as may properly come before the meeting and all adjournments thereof, including such matters as may be duly proposed by Stockholders. The Board of Directors is not aware of any Stockholder proposals that may be presented at the meeting.

VOTING RIGHTS AND VOTES REQUIRED

     Only holders of record of the Company's shares of common stock, par value $.0001 per share (the "Common Stock") at the close of business on July 1, 2000 are entitled to receive notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on July 1, 2000, there were 7,856,690 shares of Common Stock issued and outstanding.

     A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each matter considered. Abstentions and Broker non-votes are not counted in determining the number of shares voted for or against a proposal, but are counted in determining the presence of a quorum.

     The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting in person or by proxy, and entitled to vote thereat, will be required to elect the nominee as a Class II Director. The affirmative vote of the holders of the majority of shares present in person or represented by proxy at the meeting will be required to approve the appointment of Grant Thornton L.L.P. as auditors for 2000, and to transact such other business as may properly come before the meeting, and to adopt any Stockholder proposal presented at the Meeting.

VOTING OF PROXIES

     Proxies received in proper form by the Board of Directors of the Company will be voted at the Meeting, and any adjournment thereof, as instructed therein by the Stockholders executing such proxies, or if no instructions are given, then such proxies will be voted: FOR the election of the nominee as a Class II Director; FOR the approval of the appointment of Grant Thornton L.L.P. as auditors; and in the discretion of persons named in the proxy, on all other matters properly presented at the meeting.

REVOCATION OF PROXIES

     A Stockholder who has given a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the Meeting. A proxy may be revoked by filing with the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting the shares of Common Stock covered by the Proxy.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies from the Company's Stockholders will be borne by the Company. Solicitation will be primarily by mail. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone or telegram by the directors, officers, employees and agents of the Company. Upon request, the Company will reimburse brokers, nominees, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding proxy material to the beneficial owners of the Company's Common Stock.

                                 PROPOSAL NO. 1
                         ELECTION OF CLASS II DIRECTOR

     The Board of Directors of the Company consists of five (5) directors. The Certificate of Incorporation and Bylaws of the Company, as amended, provide that the directors shall be divided into three classes: Class I, Class II, and Class III, each class to consist, as nearly as possible, of one-third of the whole number of the Board of Directors. The term of the director who is a member of Class II expires at the Meeting. The terms of the directors who are Class III and Class I will expire at the 2001 Annual Meeting of Stockholders and 2002 Annual Meeting of Stockholders, respectively. Each director is elected to serve a term which expires at the third annual meeting of Stockholders after his election, and until his successor is duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he succeeds.

     The following table sets forth the age and address of the nominee and each continuing director, the principal occupation or employment of each nominee and continuing director during the previous five (5) years and the year in which each nominee and continuing director initially became a director of the Company.

                                    Position with Company and Principal Occupation or
             Name                           Employment during Past Five Years                       Director Since
----------------------------------------------------------------------------------------------------------------------------
                             NOMINEE FOR CLASS II DIRECTOR - TERM EXPIRES 2003
Nagesh S. Mhatre /(1)/           President, Becton Dickinson Immunocytometry Systems                          1997
Age:  67                         from 1983 to 1994; Board of Directors, MicroSure, Inc.,
                                 Portland, Oregon, 1996 - present; Board of Directors,
                                 Metrika, Mountain View, California, 1995 - present;
                                 Board of Directors - Mantra Software, Inc., Boston,
                                 Mass., 1996 - present; Board of Governors, Silicon
                                 Valley Capital Club, San Jose, California, 1991 -
                                 Present; Charter Member, The Indus Entrepreneurs, Santa
                                 Clara (TIE), California, 1995 - present.

                             CONTINUING CLASS III DIRECTORS - TERM EXPIRES 2001
John J. Cadigan/(2)/             Chairman, Chief Executive Officer, Corporate Secretary,                      1991
Age:  69                         Treasurer and a director of the Company from 1991 -
                                 present; Chairman of Pacific Animated Imaging, Inc.
                                 from its date of incorporation on May 3, 1989 to its
                                 merger with Trans Am Capital Corp. on Feb. 11, 1991.

John C. Morgenstern/(2)/         President JCM Associates, Ltd. 1980 - present.                               1998
Age:  69

                             CONTINUING CLASS I DIRECTORS - TERM EXPIRES 2002
A. David Rossin/(1)//(2)/        President of Rossin and Associates, a consulting firm,                       1991
Age:  68                         from 1987 - present.


Ernest A. Wagner                 President and Chief Operating Officer of the Company,                        2000
Age:  39                         Jan. 2000 - present; President of the Company's
                                 Multimedia Division, 1998 - 2000; Vice President of the
                                 Company's Multimedia Division, 1997 - 1998; employed in
                                 various positions with the Company, 1994 - 1998.


/(1)/ Designates member of Audit Committee

/(2)/ Designates member of Executive Compensation and Stock Option Committee

Meetings of the Board of Directors and Standing Committees

     During 1999, the Board of Directors held eight (8) meetings.

     The Company has two (2) Standing Committees, the Executive Compensation and Stock Option Committee and the Audit Committee. The Company has not established a Nominating Committee. The Executive Compensation and Stock Option Committee has the power and authority to designate, recommend and/or review compensation of the Company's executive officers and other employees, including salaries, bonuses, fringe benefits and the grant of stock options. The Audit Committee has the power and authority to select the independent certified public accountant, review external and internal auditing procedures and policies, review compensation paid to auditors and make recommendations and/or implement changes with respect to the foregoing. There were two (2) meetings of the Executive Compensation and Stock Option Committee and one (1) meeting of the Audit Committee during 1999. All directors attended at least 75% of the meetings of the Board and the Committees.

Directors' Compensation

     A director who is an employee of the Company receives no additional compensation for services as director or for attendance at or participation in meetings. A director who is not an employee of the Company is paid $1,000.00 for each board or committee meeting that the director attends in person, or $500.00 for each board meeting that the director attends telephonically. An outside director is also reimbursed for out-of-pocket expenditures incurred in attending or otherwise participating in board or committee meetings.

     The Company has certain nonqualified stock option plans (the "NQSOPs") that may be used to grant options to directors. The NQSOPs do not provide an automatic annual grant to the directors, but occasionally the directors are granted options under the NQSOPs. The Company anticipates future grants to the directors. The following table sets forth the amount of shares underlying options granted to the directors under the NQSOPs during the fiscal year ended December 31, 1999, the exercise price of such options and the expiration date of
such options.   All of the shares underlying these grants are vested.

                                      Number of Securities Underlying
          Name                                Options Granted              Exercise Price        Expiration Date
John Cadigan                                       100,000                      $.0938               07/01/09
A. David Rossin                                    100,000                      $.0938               07/01/09
Nagesh Mhatre                                      100,000                      $.0938               07/01/09
John Morgenstern                                   110,000                      $.0938               07/01/09

     The Company has no other arrangements regarding compensation for services as a director.

Executive Compensation

     The following table shows the compensation paid or accrued by the Company or its subsidiaries for the fiscal years ended December 31, 1997, 1998 and 1999 to or for the account of the Chief Executive Officer. No other executive officer of the Company received an annual salary and bonus in excess of $100,000 or more in the applicable years.

                             Annual Compensation                          Long Term Compensation

Name and                                                       Restricted
Principal                                     Other Annual       Stock              Options/         LTIP         All other
Position          Year     Salary   Bonus     Compensation      Award(s)              SARs         Payouts      Compensation
-----------       ----    --------  -----     ------------      --------           ---------      --------      -------------
John Cadigan,    1999    $100,000     $0          $17,798(1)            0            575,000               0             $0
CEO  &
Chairman of      1998    $100,000     $0          $19,330(1)            0                  0               0             $0
the  Board

               1997    $100,000     $0            $19,330/(1)/                0        178,571/(2)/            0             $0

     /(1)/ Includes $15,000 contribution by the Company towards a Split Dollar Plan Agreement under which the Company makes payments on a whole life insurance policy on the life of Mr. Cadigan. Upon Mr. Cadigan's death, the Company has the right to recover all of the amounts it has expended on such policy, and the remaining cash value of the policy would benefit Mr. Cadigan's beneficiaries.

     /(2)/ These options represent reissuance of previously issued incentive stock options. The Board of Directors reissued the options at a lower price to create an incentive for Mr. Cadigan.

Option Grants in 1999

     The following table provides certain information with respect to options granted to the Chief Executive Officer during the fiscal year ended December 31, 1999 under the Company's Incentive Stock Option Plans, and not including the options set forth in the table above under "Directors' Compensation" granted under the NQSOPs to the Chief Executive Officer as a director of the Company.

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                    (Individual Grants)
                                 Number of Securities      Percent of Total Options       Exercise
                                  Underlying Options        Granted to Employees in         Price          Expiration
         Name                         Granted (#)                  Fiscal Year              ($/sh)            Date
        ------                        -----------                  -----------              ------           ------
      John Cadigan                      475,000                       61.37%                $.0938            07/15/09

Option Exercises and Fiscal Year End Values

     The following table provides information as to the unexercised options to purchase the Company's Common Stock granted in fiscal year 1999 and prior fiscal years to the named officers and the value of said options held by them as of the end of the year.

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION/SAR VALUES

                                                       Number of Securities
                          Shares                      Underlying Unexercised               Value of Unexercised
                         Acquired         Value        Options/SARs at Fiscal          In-The-Money Options/SARs at
         Name           on Exercise      Realized            Year End                       Fiscal Year End/(1)/
         ----           -----------      --------            --------                       --------------------
                                                     Exercisable    Unexercisable       Exercisable    Unexercisable
                                                    -------------  ----------------   -------------  ----------------
John Cadigan                       ---          ---        375,240         380,000               $0                $0

/(1)/ Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Company's Common Stock on December 31, 1999 was $0.0938, based on the closing sales price on the NASD OTC Bulletin Board on December 31, 1999.

Employment Agreements

          Mr. Cadigan entered into an employment agreement with the Company, effective September 1, 1995, to serve as Chairman, President and Chief Executive Officer. The agreement had an initial term of three (3) years, which was extended for one year in September 1998. On August 31, 1999, the term of the agreement was extended for an additional three years to August 31, 2002. On January 1, 2000, Ernest A. Wagner was named the Company's President and Chief Operating Officer; therefore, Mr. Cadigan no longer serves in his capacity as President, but still serves as Chief Executive Officer and Chairman of the Board. Mr. Cadigan's base salary is $100,000; however, it is subject to revision periodically in the discretion of the Executive Compensation and Stock Option Committee of the Board of Directors. The employment agreement contains a restrictive covenant not to compete with the Company during the term of the agreement and for two (2) years following termination of service. The agreement further provides for a car allowance and for a severance payment equal to 299% of the annual base compensation due under the agreement in the event there is a "change of control" of the Company, as defined in the agreement, or if Mr. Cadigan is terminated without cause.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents certain information regarding the beneficial ownership of the Company's Common Stock as of July 1, 2000 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company (one of whom is also the chief executive officer and the only named executive officer of the Company) and (iii) all directors and executive officers as a group.

                                          Amount and Nature of
                Name of Beneficial Owner  Beneficial Ownership/(1)/     Percent of Class/(2)/
                ------------------------  --------------------          ----------------
          Michael Damas                               1,250,000                 16.4%
            1A Chester Plaza
            Chester, Maryland 21619
          Thomas Stone                                1,362,069/(3)/             15.2%
            181-2 Ascot Lane
            Yonahlossee Resort
            Boone, North Carolina 28607
          John J. Cadigan                               375,525/(4)/              4.7%
          Ernest A. Wagner                               71,428/(5)/                *
          A. David Rossin                               185,393/(6)/              2.4%
          Nagesh Mhatre                                 186,904/(7)/              2.4%
          John Morgenstern                              348,428/(8)/              4.4%
          All directors and executive officers
          as a group (6 persons)                      1,167,678/(9)/             13.3%

*      Does not exceed one percent.
/(1)/ Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such persons.
/(2)/ In accordance with the rules of the SEC, each beneficial owner's percentage ownership assumes the exercise or conversion of all options, warrants, other convertible securities and other rights that are (i) held by such person and (ii) exercisable or convertible within 60 days after May 1, 2000.
/(3)/ Includes (i) 862,069 shares issuable upon conversion of debentures owned by Mr. Stone and (iii) 250,000 shares issuable upon exercise of a warrant.
/(4)/ Includes (i) 285 shares owned by Mr. Cadigan's wife and (ii) 375,240 shares of Common Stock issuable upon exercise of options.
/(5)/ Includes 71,428 shares of Common Stock issuable upon exercise of options. /(6)/ Includes 185,393 shares of Common Stock issuable upon exercise of options.
/(7)/ Includes 186,904 shares of Common Stock issuable upon exercise of options.
/(8)/ Includes 348,428 shares of Common Stock issuable upon exercise of options.
/(9)/ Includes (i) 285 shares owned by the wife of one of the officers and (ii) 1,167,393 shares of Common Stock issuable upon exercise of options.

                                 PROPOSAL NO. 2
                        APPOINTMENT OF AUDITORS FOR 2000

     The Board of Directors, subject to the approval of the Stockholders, appointed Grant Thornton L.L.P., as independent certified public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2000. A representative of Grant Thornton L.L.P. is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires. Such representative will be available to respond to appropriate questions.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK, PRESENT AT THE MEETING IN PERSON OR BY PROXY, IS REQUIRED FOR THE ADOPTION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

     The Board of Directors recommends to the Stockholders that they vote FOR the proposal to approve the appointment of Grant Thornton L.L.P. as independent certified public accountants for 2000.

                       PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals for the 2001 Annual Meeting must be received at the principal executive offices of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland 21401, no later than March 16, 2001, for inclusion in the 2001 Proxy Statement.

                                    OTHER MATTERS

     At the time of preparation of this proxy statement, the Board of Directors is not aware of any matter, except as aforementioned, that will be presented at the meeting. However, if any other business should properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

     A copy of the 1999 Annual Report of the Company is being mailed to Stockholders together with this Notice and Proxy Statement. The Annual Report contains consolidated financial statements for the Company and its subsidiaries and the report thereon of PricewaterhouseCoopers L.L.P., the Company's former independent certified public accountants.

     The Company will provide, upon request, a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1999 as filed with the Securities and Exchange Commission. Any such request should be in writing and addressed to the Company at 1598 Whitehall Road, Suite E, Annapolis, Maryland 21401 attention:
John J. Cadigan, Secretary.

                              From the Board of Directors,

                              /s/ John J. Cadigan
                              -------------------
Annapolis, Maryland           John J. Cadigan,
                              Secretary

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                        STRATEGIC SOLUTIONS GROUP, INC.

                                August 18, 2000



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.


                   FOR   WITHHOLD

1. To elect one    [_]     [_]          Nominee: Nagesh Mhaire
   (1) Class II
   Director


                                                      FOR    AGAINST    ABSTAIN
2. To approve the appointment of Grant Thornton       [_]      [_]        [_]
   L.L.P. as auditors for fiscal year 2000.

3. To transact such other business as may properly come before the meeting.

   Only holders of Common Stock of record at the close of business on July 1, 2000 are entitled to notice of and to vote all said meeting and any adjournments thereof.

If you do not expect to be present at the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope






Signature(s) of Shareholder(s) __________________ Dated: _________________, 2000

NOTE: (Please sign exactly as your name appears hereon. Persons signing as executors, administrators, trustees, guardians, etc. will please so indicate when signing.)

--------------------------------------------------------------------------------

Reverse side of Card:

                        STRATEGIC SOLUTIONS GROUP, INC.

 PROXY SOLICITED BY THE BOARD OF DIRECTORS - For Annual Meeting - August 18,
 2000


     The undersigned stockholder(s) of Strategic Solutions Group, Inc. ("SSGI") hereby appoint(s) John J. Cadigan, A. David Rossin, Nagesh S. Mhatre and John Morgenstern, and each of them, proxies with full power of substitution to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 1598 Whitehall Road, Suite E, Annapolis, Maryland 21401 at 10:00 a.m. and at any and all adjournments thereof, on the matters set forth on the reverse side.

The shares represented hereby will be voted in accordance with the specifications herein, but where a specification is not indicated, the proxy will be voted FOR the election of Nagesh Mhatre as a Class II director; FOR approval of the appointment of Grant Thornton, L.L.P. as auditors for the fiscal year 2000; and in the discretion of persons named in the proxy, on all other matters properly presented at the meeting.

                 (Continued and to be signed on Reverse Side)